UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 6, 2020

MEDNAX, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-12111	26-3667538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Concord Terrace

Sunrise, Florida 33323

(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code (954) 384-0175

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	MD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously reported, on May 6, 2020, MEDNAX, Inc., a Florida corporation (“the “Company”), through MEDNAX Services, Inc., a Florida corporation and wholly-owned subsidiary of the Company, entered into a Securities Purchase Agreement (the “Purchase Agreement”) with NMSC II, LLC, a Delaware limited liability company (“Buyer”) and an affiliate of North American Partners in Anesthesia, pursuant to which Buyer acquired all of the outstanding capital stock (the “Transaction”) of American Anesthesiology, Inc., a Florida corporation, which comprised the Company’s anesthesiology medical group.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by (i) the full text of the Purchase Agreement and the pro forma financial statements for the Transaction, copies of which are filed as Exhibit 2.1 and Exhibit 99.1 hereto, respectively, which are each incorporated by reference herein, and (ii) the description of the Purchase Agreement contained in Item 8.01 of the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “Commission”) on May 6, 2020, which is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibit.

(d) Exhibits

Exhibit Index

Exhibit Number	Description of Exhibit

2.1+	Securities Purchase Agreement, dated as of May 6, 2020, by and between MEDNAX Services, Inc. and NMSC II, LLC.

99.1	Pro Forma Financial Statements with Respect to Disposition of American Anesthesiology, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+	Portions of this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K because they are both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed. The schedules and similar attachments to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company undertakes to promptly provide an unredacted copy of the exhibit or a copy of the omitted schedules and similar attachments on a supplemental basis to the Commission or its staff, if requested.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDNAX, INC.

Date: May 12, 2020	By:	/s/ Stephen D. Farber
Stephen D. Farber Chief Financial Officer